Exhibit 10.3

Execution Copy

New York Life Insurance Company and the other Noteholders signatory hereto

c/o NYL Investors LLC

51 Madison Avenue

New York, New York 10010-1603

As of July 30, 2015

MATSON, INC.

1411 Sand Island Parkway

Honolulu, Hawaii 96819

Re:                             First Amendment to Note Purchase Agreement

Ladies and Gentlemen:

Reference is made to that certain Note Purchase Agreement, dated as of November 5, 2013 (as amended or otherwise modified from time to time, the “Agreement”), by and among Matson, Inc., a Hawaii corporation (the “Company”), on the one hand, and the Purchasers named therein, on the other hand.  Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement.

1.             Pursuant to the provisions of paragraph 11C of the Agreement, and subject to the terms and conditions of this letter agreement, the undersigned holders of Notes (the “Noteholders”) and the Company agree that the Agreement is hereby amended, as follows:

1.1          Paragraph 5H is amended and restated, as follows:

“5H.       Subsequent Guarantors; Release of Guarantors; Collateral.  (a)  Together with each delivery of financial statements required by paragraphs 5A(i) or (ii), the Company shall notify the holders of the Notes in writing if any Subsidiary has become a Material Domestic Subsidiary.  The Company covenants that, upon the earlier of (i) within 30 days after any notice referred to in the immediately preceding sentence (or such longer period as determined in writing by the Required Holders in their sole discretion) if such Subsidiary is not a Guarantor at such time, and (ii) concurrently with such time as any Person becomes a guarantor or other obligor under the Bank Credit Agreement or any Other Note Agreement, the Company shall cause such Person to (1) become a party to each of the Multiparty Guaranty and the Indemnity and Contribution Agreement by executing and delivering to the holders of the Notes a joinder or counterpart to the Multiparty Guaranty and the Indemnity and Contribution Agreement, and (2) deliver to the holders of the Notes such organization documents, resolutions and favorable opinions of counsel, all in form, content and scope similar to those delivered on the Closing Date or otherwise reasonably satisfactory to the Required Holders.  Notwithstanding anything to the contrary in clause (i) of the second sentence of this paragraph 5H(a) (but subject to clause (ii) of the second sentence of this paragraph 5H(a)), the Company will be deemed to have complied with the requirements of clause (i) of the second sentence of this paragraph 5H(a) with respect to the Subsidiaries of the Company acquired pursuant to the Horizon Acquisition if, on or before September 15, 2015 (or such longer period as determined in writing by the Required Holders in their sole discretion), the Company shall cause each of such Subsidiaries to comply with the requirements set forth in clauses (1) and (2) of the second sentence of this paragraph 5H(a).

(b)           If (i) any Guarantor ceases to be a Material Domestic Subsidiary (based on the most recent financial statements delivered to the holders of the Notes pursuant to paragraphs 5A(i) or (ii)), or (ii) if any Person which has become a Guarantor by virtue of clause (ii) of paragraph 5H(a) (and which is not at the applicable time of determination a Material Domestic Subsidiary (based on the most recent financial statements delivered to the holders of the Notes pursuant to paragraphs 5A(i) or (ii))) ceases to be required to be a guarantor or other obligor of the credit facilities under the Bank Credit Agreement and each Other Note Agreement, and if, in the case of either of the immediately preceding clause (i) or (ii), after giving effect to the release of such Guarantor of its obligations under the Multiparty Guaranty, no Default or Event of Default would exist, then the Company may deliver to each holder of Notes a certificate of a Responsible Officer as to the foregoing requirements and, upon the later of (x) such delivery and (y) concurrently with such time as that Guarantor has been released from all of its obligations as a guarantor or other obligor of the credit facilities under the Bank Credit Agreement and each Other Note Agreement, that Guarantor shall be released automatically from all of its obligations under the Multiparty Guaranty and the Indemnity and Contribution Agreement, without further approval or action by any holder of Notes; provided that if any consideration is given to any party to the Bank Credit Agreement or any Other Note Agreement for such release of such Guarantor, then the holders of the Notes shall be paid an amount equal to their ratable share of such consideration concurrently therewith.”

1.2          A new paragraph 5K is inserted, as follows:

“5K        Collateral.  At any time and from time to time, at the written election of the Company delivered to the holders of the Notes (a “Collateral Election”), the Company shall deliver to the Collateral Agent, or shall cause Matson Navigation and/or one or more other Guarantors, as applicable, to deliver to the Collateral Agent, effective on such date or on a Business Day thereafter as specified in the Collateral Election:  (i) one or more Security Agreements (each duly executed by the applicable grantor under such Security Agreement) and such other documents as are necessary for the due perfection of the Collateral Agent’s Lien in the applicable Collateral; and (ii) upon the original execution of each Security Agreement, resolutions in form and substance relating thereto reasonably satisfactory to the Required Holders and the Collateral Agent.  In addition, from time to time on or after the First Amendment Effective Date the Company may enter into additional note purchase and/or credit agreements with lenders which are not party to the Intercreditor Agreement as of the First Amendment Effective Date for purpose of such additional note purchase and/or credit agreements, and the Company may designate, at the written election of the Company delivered to the holders of the Notes, such lenders to become parties to the Intercreditor Agreement.  Notwithstanding the foregoing, so long as no Default has occurred and is continuing, the Company may, at any time and from time to time, by written notice thereof of the Company delivered to the holders of the Notes, elect to revoke, or cause Matson Navigation and/or one or more other Guarantors, as applicable, to revoke any prior Collateral Election with respect to one or more (as applicable) Security Agreements, and the holders of the Notes hereby consent to the Collateral Agent’s delivering, at the expense of the Company, such releases as are necessary to evidence the termination of the applicable Liens.”

1.3          Paragraphs 6C(1)(vi) and (vii) are amended and restated, as follows:

“(vi)        Liens in cash collateral securing contingent reimbursement obligations under standby letters of credit issued pursuant to the Bank Credit Agreement (but excluding any such Liens required pursuant to Section 8.02(c) of the Bank Credit Agreement, as such section is in effect on the date hereof), provided that (a) no Event of Default or Event of Default (as defined in the Bank Credit Agreement) exists, (b) the aggregate amount of all such cash collateral does not at any time exceed $20,000,000, and (c) such cash collateral does not secure such standby letters of credit for more than 60 consecutive days,

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(vii)         other Liens securing Debt and other obligations not otherwise permitted by clauses (i) through (vi) above, inclusive; provided that the aggregate amount of all Priority Debt does not, at any time, exceed the level prohibited by paragraph 6A(3), provided further that, notwithstanding the foregoing, the Company shall not, and shall not permit any Subsidiary to, create or permit to exist any Lien on any property securing Debt or letters of credit (to the extent any letters of credit otherwise would not constitute Debt pursuant to the definition of such term) outstanding or issued under the Bank Credit Agreement (other than (x) Collateral and/or (y) Liens permitted pursuant to clause (vi) of this paragraph 6C(1)) unless and until the Notes shall be secured equally and ratably with such Debt and letters of credit pursuant to an agreement or agreements (including security agreements and similar collateral documents and an intercreditor agreement) reasonably acceptable to the Required Holders, provided further still that, notwithstanding anything to the contrary in the immediately preceding proviso, (1) any cash which otherwise would secure the Notes, the notes issued under any Other Note Agreements, and contingent reimbursement obligations under letters of credit issued pursuant to the Bank Credit Agreement may, at the option of the Company, separately secure the Notes, the notes issued under any Other Note Agreements, and the contingent reimbursement obligations under letters of credit issued pursuant to the Bank Credit Agreement so long as the amount of cash which separately secures the Notes at all times equals the amount of cash securing the contingent reimbursement obligations under letters of credit issued under the Bank Credit Agreement and (2) the amount of any cash securing the Notes at any time pursuant to the immediately preceding clause (1) shall not be required to exceed the principal amount of the Notes outstanding at such time,”

1.4          Paragraph 6C(1) is amended to delete the “and” at the end of clause (viii), to replace the “;” at the end of clause (ix) with “,” and to add new clauses (x) and (xi) to read as follows:

“(x)  any Lien existing on any property or assets of Matson Alaska or its Subsidiaries immediately prior to the Horizon Acquisition that secures the Horizon Notes; provided that such Lien shall secure only those obligations that it secures on the date of the Horizon Acquisition, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof, and

(xi)  any Lien created pursuant to any Collateral Document;”

1.5          Paragraph 6C(4) is amended and restated to read as follows:

“6C(4).   Sale of Capital Assets.  Sell, lease or transfer or otherwise dispose of any Capital Asset to any Person, except that (i) any Credit Party may sell or otherwise dispose of any Capital Asset to any other Credit Party, (ii) any Subsidiary that is not a Credit Party may sell or otherwise dispose of any Capital Asset to the Company or any other Subsidiary and (iii) during any rolling twelve-month period, the Company or any Subsidiary may sell or otherwise dispose of Capital Assets which constituted up to 10% of the total value of the consolidated assets of Matson Navigation and its Subsidiaries as of December 31, 2014, so long as (A) such Capital Assets sold contributed less than 25% of the Consolidated Net Income of the Company in each of the three fiscal years immediately preceding any such sale and (B) such Capital Assets, when considered together with all other Capital Assets sold or otherwise disposed of subsequent to December 31, 2014, do not constitute in excess of 30% of the total value of the consolidated assets of Matson Navigation and its Subsidiaries as of December 31, 2014, provided that this covenant shall not apply to any Lien permitted hereunder;”

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1.6          Paragraph 6C(6)(ii) is amended and restated, as follows:

“(ii)         own, purchase or acquire stock, obligations or securities of a Subsidiary and, (a) so long as the Company is in compliance with the financial covenants set forth in paragraph 6A on a pro-forma basis immediately after giving effect to such transaction, consummate Acquisitions and (b) consummate the Horizon Acquisition,”

1.7          Paragraph 7A(ii) is amended to delete the reference to “$15,000,000” and replace such reference with “$30,000,000.”

1.8          Paragraph 10B is amended to insert the following new definitions in their proper alphabetical order, or to amend and restate the following existing definitions, as applicable, as follows:

““Collateral” means a collective reference to all assets with respect to which Liens in favor of the Collateral Agent are purported to be granted pursuant to and in accordance with the terms of the applicable Collateral Documents.

“Collateral Agent” means Bank of America in its capacity as collateral agent under any of the Collateral Documents or any successor collateral agent under any of the Collateral Documents.

“Collateral Documents” means a collective reference to the applicable Security Agreement or Security Agreements.

“Collateral Election” is defined in paragraph 5K.

“Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following to the extent deducted in calculating such Consolidated Net Income:  (i) Consolidated Interest Expense for such period, (ii) the provision for federal, state, local and foreign income taxes payable for such period, (iii) depreciation expense for such period, (iv) amortization expense for such period, (v) deferred dry-docking amortization expense for such period (to the extent not included in the preceding clause (iv)), (vi) one-time expenses, including transaction costs, related to the Horizon Acquisition to the extent such expenses and costs are incurred within 12 months of the consummation of the Horizon Acquisition; provided that the aggregate amount of expenses and costs added back to Consolidated EBITDA pursuant to this clause (vi) shall not exceed $50,000,000, and (vii) non-cash stock-based compensation.  For purposes of calculating Consolidated EBITDA for any period of four consecutive quarters, if during such period the Company or any Subsidiary shall have consummated (i) an Acquisition of a Person that constitutes a Material Subsidiary (including any such Acquisition structured as an asset purchase, merger or consolidation) or an Acquisition of a Material Line of Business, then Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period; provided, that if the aggregate purchase price for any Acquisition is greater than or equal to $25,000,000, Consolidated EBITDA shall only be calculated on a pro forma basis with respect to such Acquisition to the extent such pro forma calculations are based on audited financial statements or other financial statements reasonably satisfactory to the Required Holders and (ii) a disposition of all or substantially all of the assets of a Material Subsidiary or of at least 50% of the equity interests of a Material Subsidiary or of a Material Line of Business, then Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on

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the first day of such period.  Notwithstanding the foregoing, for purposes of calculating Consolidated EBITDA for the fiscal quarters ended September 30, 2014, December 31, 2014, March 31, 2015 and the portion of the June 30, 2015 fiscal quarter ended May 29, 2015, the Consolidated EBITDA of Matson Alaska and its Subsidiaries shall be deemed to be $24,865,661, $9,687,861, $14,257,792 and $13,333,025, respectively.

“Convertible Notes Indenture” means that certain Indenture, dated as of October 5, 2011, between Matson Alaska, as issuer, and U.S. Bank National Association, as trustee and collateral agent, governing the Horizon Notes, and all related ancillary and security documents, as such indenture and such ancillary and security documents may be amended, supplemented, modified, renewed, replaced and/or restated from time to time, so long as the amount of the Horizon Notes is not increased and the tenor is not extended.

“Debt” means, as to any Person at the time of determination thereof without duplication, (a) any indebtedness of such Person (i) for borrowed money, including commercial paper and revolving credit lines, (ii) evidenced by bonds, debentures or notes or otherwise representing extensions of credit, whether or not representing obligations for borrowed money (except trade accounts payable arising in the ordinary course of business) or (iii) for the payment of the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, regardless of when such liability or other obligation is due and payable, (b) Capitalized Lease Obligations of such Person, (c) direct or contingent obligations under standby letters of credit (and substantially similar instruments such as bank guaranties), (d) Guarantees, assumptions and endorsements by such Person (other than endorsements of negotiable instruments for collection in the ordinary course of business) of Debt of another Person of the types described in clauses (a), (b) and (c) hereof, and (e) Debt of another Person of the types described in clauses (a), (b) and (c) hereof that is secured by Liens on the property or other assets of such Person.  Notwithstanding the foregoing, “Debt” shall not include (i) to the extent not exceeding $15,000,000 at any time outstanding, unsecured contingent reimbursement obligations under standby letters of credit (and substantially similar instruments such as bank guaranties) or (ii) a Guarantee of Matson Navigation’s trade accounts receivable purchased or held by the CCF.

“Excluded Subsidiary” means (a) each CFC and (b) each U.S. Foreign Holdco; provided, that in each case, such Person has not issued or guaranteed any notes issued pursuant to the Bank Credit Agreement or the Other Note Agreements.

“First Amendment Effective Date” means July 30, 2015.

“Horizon Acquisition” means the acquisition contemplated by the Horizon Acquisition Agreement, including without limitation the merger of a Subsidiary of Matson Navigation with and into Matson Alaska, with Matson Alaska surviving such merger and becoming a wholly owned subsidiary of Matson Navigation, and all ancillary and related transactions with respect thereto.

“Horizon Acquisition Agreement” means the Agreement and Plan of Merger, dated as of November 11, 2014, by and among Matson Navigation, Hogan Acquisition Inc., a wholly owned subsidiary of Matson Navigation and Matson Alaska, as amended and supplemented from time to time.

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“Horizon Notes” means the 6.0% Series A Convertible Senior Secured Notes due 2017 that were issued by Matson Alaska, as governed by the Convertible Notes Indenture, in an aggregate amount not to exceed $3,000,000.

“Intercreditor Agreement” means that certain Intercreditor and Collateral Agency Agreement, dated as of the First Amendment Effective Date, by and among the Collateral Agent and the Benefited Parties named therein, substantially in the form provided to the Company on or prior to the First Amendment Effective Date.

“Matson Alaska” means Matson Alaska, Inc. (formerly known as Horizon Lines, Inc.), a Delaware corporation.

“Other Note Agreements” means, for any date of determination, (i) the Pru Note Agreement and (ii) any other note purchase agreement entered into by a Credit Party on or after the First Amendment Effective Date, in each of cases (i) and (ii) under which notes in an aggregate principal amount of at least $30,000,000 are issued and sold and remain outstanding as of such date of determination; provided, however, that the term “Other Note Agreements” shall exclude (a) Title XI Debt, (b) financings to build, modify and/or acquire Vessel(s) secured by such Vessel(s) (other than Vessel(s) constituting Collateral) and (c) for the avoidance of doubt, any Debt between or among the Company and its Subsidiaries.

“Priority Debt” means, at any time of determination thereof and without duplication, (a) Debt of the Company or Matson Navigation secured by any Lien (including, without limitation, all Title XI Debt and all Debt secured by marine assets, in each case whether full recourse or limited recourse) and (b) all Debt secured by a Lien (including, without limitation, all Title XI Debt and all Debt secured by a Lien on marine assets, in each case whether full recourse or limited recourse) and all unsecured Debt of Subsidiaries of the Company (other than unsecured Debt of Guarantors), provided, however, that Priority Debt shall not include (i) Debt owing from any Subsidiaries to the Company or any other Subsidiary, (ii) the Notes and obligations under the Multiparty Guaranty, (iii) the notes issued under the Other Note Agreements and Guarantees in respect thereof, (iv) any Debt or other obligations of the Company or any Subsidiary under the Bank Credit Agreement, including any obligations with respect to any letter of credit issued thereunder (other than those described in paragraph 6C(1)(vi)), and any Guarantee with respect to any Debt or other obligations under the Bank Credit Agreement, so long as the Company is in compliance with the second and third provisos of paragraph 6C(1)(vii), (v) any Debt secured solely by Collateral, or (vi) the Horizon Notes, so long as the aggregate principal amount outstanding under the Horizon Notes is less than $3,000,000.

“Pru Note Agreement” means that certain Second Amended and Restated Note Agreement, dated as of June 4, 2012, by and between the Company, on the one hand, and The Prudential Insurance Company of America and the other Purchasers named therein, on the other hand, as the same may be amended, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time.

“Security Agreement” means, individually, each of (a) that certain Security Agreement (Vessel Type Aloha Class — Hull No. 29) dated as of the applicable date thereof between Matson Navigation and the Collateral Agent in substantially the form set forth as Exhibit C-3, (b) that certain Security Agreement (Vessel Type Aloha Class — Hull No. 30) dated as of the applicable date thereof between Matson Navigation and the Collateral Agent in substantially the form set forth as Exhibit C-4, and (c) any other Security Agreement with respect to an applicable Vessel (or contract to build a Vessel) between a Credit Party and the Collateral Agent in substantially

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the form set forth as Exhibits C-3 and C-4 with respect to such applicable Vessel (or contract to build a Vessel) and designated in writing from time to time by any Credit Party to the Collateral Agent as a “Security Agreement” hereunder.”

1.9          Paragraph 11B is amended and restated, as follows:

“11B      Expenses.  The Company agrees, whether or not the transactions contemplated hereby shall be consummated, to pay, and save each Purchaser and any Transferee harmless against liability for the payment of, all reasonable out-of-pocket expenses arising in connection with such transactions, including (i) all document production and duplication charges and the fees and expenses of any special counsel engaged by the Purchasers or any Transferee in connection with this Agreement or any other Transaction Document, the Intercreditor Agreement, the Collateral Documents, the transactions contemplated hereby and thereby and any subsequent proposed modification of, or proposed consent under, this Agreement or any other Transaction Document, the Intercreditor Agreement or the Collateral Documents, whether or not such proposed modification shall be effected or proposed consent granted, and (ii) the reasonable costs and expenses, including attorneys’ fees, incurred by any Purchaser or any Transferee in enforcing any rights under this Agreement, the Notes or any other Transaction Document, the Intercreditor Agreement or the Collateral Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or any other Transaction Document, the Intercreditor Agreement or the Collateral Documents or the transactions contemplated hereby or thereby or by reason of any Purchaser’s or any Transferee’s having acquired any Note, including without limitation costs and expenses incurred in any bankruptcy case, provided however, the Company will not be required to pay the expenses of any holder of a Note or any Transferee in connection with the transfer of any Note by any holder of a Note to any Transferee.  The obligations of the Company under this paragraph 11B shall survive the transfer of any Note or portion thereof or interest therein by any Purchaser or any Transferee and the payment of any Note.”

1.10        New Exhibits C-3 and C-4 are hereby added to the Agreement in the form of Exhibits C-3 and C-4 hereto.

1.11        The holders of the Notes hereby agree that, for purposes of calculating the financial covenants set forth in paragraph 6A of the Agreement for the fiscal quarter ending June 30, 2015, the amendments provided under this letter agreement shall be deemed to be effective as of June 30, 2015.

2.             Limitation of Modifications.  The modifications effected in this letter agreement shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent, waiver or other modification of any other terms or conditions of the Agreement or any other document related to the Agreement, or (b) a consent to any future amendment, consent, waiver or other modification.  Except as expressly set forth in this letter agreement, each of the Agreement and the documents related to the Agreement shall continue in full force and effect.

3.             Representations and Warranties.  The Company hereby represents and warrants as follows:  (i) No Default or Event of Default has occurred and is continuing (both immediately before and immediately after giving effect to the effectiveness of this letter agreement); (ii) the Company’s entering into and performance of the Agreement, as modified by this letter agreement, has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable; (iii) the

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Agreement, as modified by this letter agreement, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity; and (iv) immediately after giving effect to this letter agreement, each of the representations and warranties of the Company set forth in the Agreement is true, correct and complete in all material respects (other than such representations and warranties as are expressly qualified by materiality (including Material Adverse Effect), which representations and warranties shall be true, correct and complete in all respects) as of the First Amendment Effective Date (except to the extent such representations and warranties expressly relate to another date, in which case such representations and warranties are true, correct and complete in all material respects (other than such representations and warranties as are expressly qualified by materiality (including Material Adverse Effect), which representations and warranties shall be true, correct and complete in all respects) as of such other date).

4.             Effectiveness.       This letter agreement shall become effective on the date on which:

(i) the Noteholders shall have received a fully executed counterpart of this letter agreement from the Company;

(ii) the Noteholders shall have received a counterpart signature page to this letter agreement from each of the Guarantors reaffirming their respective obligations under the Multiparty Guaranty;

(iii) the Noteholders shall have received a fully executed modification of the Bank Credit Agreement and the Pru Note Agreement in form and substance reasonably satisfactory to the Required Holders, and a copy of any Other Note Agreement to be executed on the First Amendment Effective Date in form and substance reasonably satisfactory to the Required Holders;

(iv) the Noteholders shall have received their ratable share of a modification fee in the aggregate amount equal to 2.5 basis points multiplied by the aggregate outstanding amount of the Notes;

(v) the Intercreditor Agreement shall have been duly executed and delivered by all parties thereto; and

(vi) the Company shall have paid Winston & Strawn LLP its accrued and unpaid legal fees and expenses, to the extent such fees and expenses have been invoiced.

5.             Miscellaneous.

(a)           This document may be executed in multiple counterparts, which together shall constitute a single document.  Delivery of executed counterparts of this letter agreement by telefacsimile or other secure electronic format (pdf) shall be effective as an original.

(b)           This letter agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice of law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

[Remainder of the page intentionally left blank]

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If you are in agreement with the foregoing, please sign the counterpart of this letter agreement in the space indicated below and return it to the Noteholders whereupon, subject to the conditions expressed herein, it shall become a binding agreement among each party named as a signatory hereto.

Sincerely,

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Loyd T. Henderson
Name:	Loyd T. Henderson
Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NYL Investors LLC, Its Investment Manager

By:	/s/ Loyd T. Henderson
Name:	Loyd T. Henderson
Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By:	NYL Investors LLC, Its Investment Manager

By:	/s/ Loyd T. Henderson
Name:	Loyd T. Henderson
Title:	Managing Director

Accepted and agreed to

as of the date first

appearing above:

MATSON, INC., a Hawaii corporation

By:	/s/ Matthew J. Cox
Its:	President and Chief Executive Officer

By:	/s/ Joel M. Wine
Its:	CFO and Sr. Vice President

Each of the Guarantors hereby (a) consents to the amendments and other modifications effected by this letter agreement and the other transactions contemplated hereby, (b) reaffirms its obligations under the Multiparty Guaranty (and any Joinder Agreement executed in connection therewith) and its waivers, as set forth in the Multiparty Guaranty, of each and every one of the possible defenses to such obligations, and (c) reaffirms that its obligations under the Multiparty Guaranty are separate and distinct from the respective obligations of the Company and Holdings under the Agreement and the Notes.

MATSON NAVIGATION COMPANY, INC. a Hawaii corporation

By:	/s/ Matthew J. Cox
Its:	Chairman of the Board, President and Chief Executive Officer

By:	/s/ Joel M. Wine
Its:	CFO and Sr. Vice President

MATSON LOGISTICS, INC., a Hawaii corporation

By:	/s/ Matthew J. Cox
Its:	Chairman of the Board

MATSON TERMINALS, INC., a Hawaii corporation

By:	/s/ Matthew J. Cox
Its:	Chairman of the Board and President

MATSON VENTURES, INC., a Hawaii corporation

By:	/s/ Matthew J. Cox
Its:	Chairman of the Board and President

Exhibit C-3

[FORM OF]

SECURITY AGREEMENT

Vessel Type Aloha Class — Hull No. 29

SECURITY AGREEMENT dated                 , 20  , between Matson Navigation Company, Inc. (the “Obligor”) and Bank of America, N.A., in its capacity as Collateral Agent (“Collateral Agent”) for the benefit of the Secured Parties (as defined below).

Reference is made to (i) the Credit Agreement dated as of June 4, 2012 (the “Credit Agreement”) among the Obligor, Bank of America, N.A., as administrative agent, and the lenders party thereto (together with their respective successors, transferees and assigns, the “Lenders”), as modified by that certain Assignment and Assumption Agreement dated as of June 28, 2012 among Alexander & Baldwin Holdings, Inc., the Obligor and Bank of America, N.A. and as amended by that certain First Amendment to Credit Agreement dated as of July [29], 2015, (ii) Second Amended and Restated Note Agreement dated as of June 4, 2012 (the “Prudential Note Agreement”) by and among the Obligor and certain purchasers party thereto (together with their respective successors, transferees and assigns, the “Prudential Purchasers”), as modified by that certain Company Assignment, Assumption and Release Agreement dated as of June 29, 2012 among Matson, Inc., the Obligor and the purchasers party thereto, and as amended by that certain Amendment to Second Amended and Restated Note Agreement dated as of July [29], 2015, (iii) the Guaranty Agreement dated as of June 28, 2012 (the “Credit Agreement Guaranty”) executed by  the Obligor, Matson Logistics, Inc., Matson Terminals, Inc. and Matson Ventures, Inc.(1) (collectively, the “Guarantors”), (iv) the Multiparty Guaranty dated as of June 29, 2012 (the “Prudential Guaranty”) executed by the Guarantors, (v) the Multiparty Guaranty dated as of January 28, 2014 (the “NYL Guaranty” and, together with the Credit Agreement Guaranty and the Prudential Guaranty, the “Guaranties”) executed by the Guarantors, (vi) the Note Agreement dated as of November 5, 2013 (the “NYL Note Agreement” and, collectively with the Credit Agreement and the Prudential Note Agreement, the “Financing Agreements”)(2) by and among Matson, Inc. and the purchasers party thereto (together with their respective successors, transferees and assigns, the “NYL Purchasers” and, collectively with the Lenders and the Prudential Purchasers, the “Secured Parties”), as amended by that certain First Amendment to Note Purchase Agreement dated as of July [29], 2015 and (vii) the Intercreditor and Collateral Agency Agreement dated as of the date hereof among the Secured Parties and the Collateral Agent (the “Intercreditor Agreement”).

1.             GENERAL DEFINITIONS.

1.1          As used herein, “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

1.2          All capitalized terms contained in this Agreement, but not specifically defined in this Agreement, shall have the meanings provided by the UCC to the extent the same are used or defined therein.

(1)           To be updated for any additional guarantors.

(2)           To be updated for any additional Note Purchase Agreements and related guaranties.

2.             OBLIGATIONS SECURED.  The Collateral (as defined below) shall secure any and all obligations of the Obligor to or for the benefit of the Secured Parties under the Guaranties, whether now existing or hereafter arising, joint or several, absolute or contingent, liquidated or unliquidated, and however arising (all such indebtedness, obligations and liabilities of the Obligor under the Guaranties being collectively referred to herein as the “Guaranty Obligations”; and the Financing Agreements, together with any agreement, instrument, guaranty or other document now or hereafter evidencing or securing any of the Guaranty Obligations, being collectively referred to herein as the “Financing Documents”).

3.             GRANT OF SECURITY INTEREST.  To secure the punctual payment and performance of the Guaranty Obligations when due (whether at the stated maturity, by acceleration, demand or otherwise), the Obligor effective as of the date hereof (the “Granting Date”) hereby grants to the Collateral Agent for the benefit of the Secured Parties a security interest in and to, and a lien upon (the “Security Interest”), all right, title and interest of the Obligor in and to the following property, whether now owned and existing or hereafter acquired or arising, and wherever located (collectively, the “Collateral”):

(a)           that certain Shipbuilding Contract (Vessel Type Aloha Class — Hull No. 29) by and between Aker Philadelphia Shipyard, Inc. and Matson Navigation Company, Inc. dated as of November 6, 2013 (the “Shipbuilding Contract”);

(b)           any personal property assets constituting (i) work in process under the Shipbuilding Contract, including without limitation, the applicable partially-constructed vessel, (ii) Buyer’s Supplies (as defined in the Shipbuilding Contract), and (iii) any Goods, Inventory and material the Obligor has title to under the Shipbuilding Contract; and

(c)           all Proceeds of any of such property in whatever form, whether derived from voluntary or involuntary disposition, all products of any of such property, all renewals, replacements, substitutions, and additions to or from any such property..

The Security Interest created herein shall be subject to any applicable restriction to the creation of a Security Interest to the extent that such restriction is not made ineffective by UCC Sections 9-406, 9-407, 9-408, or 9-409.

4.             REPRESENTATIONS AND WARRANTIES.  The Obligor represents and warrants that:

4.1          Authority.  The Obligor has full power and authority to grant security interests in the Collateral, to execute and deliver this Agreement, and to perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person except as may have been specifically disclosed to the Secured Parties in writing.

4.2          Information Regarding Names.  The Obligor has disclosed to the Secured Parties in Schedule I hereto complete and correct information regarding the Obligor’s exact legal name, type of organization and jurisdiction of incorporation.

5.             COVENANTS AND AGREEMENTS OF THE OBLIGOR.  The Obligor covenants and agrees as follows:

5.1          Information Regarding Names.  At least 10 days (or such shorter period of time approved in writing by the Collateral Agent) before changing its name or adopting a new name, the Obligor shall give written notice to the Collateral Agent of any new name of the Obligor.

5.2          Further Assurances and Authority of Collateral Agent.  The Obligor shall from time to time on and after the Granting Date execute, deliver, file and record all such further agreements, instruments, financing statements, notices and other documents (including any information necessary to update Schedule I hereto) as may be reasonably requested by the Collateral Agent to perfect or preserve the Security Interest, to enable the Collateral Agent to notify any third parties of the existence of the Collateral Agent’s Security Interest, or otherwise to carry out the intent of this Agreement.  On and after the Granting Date, the Obligor authorizes the Collateral Agent to file financing statements where desirable in the Collateral Agent’s judgment to perfect the Security Interest under the UCC without the signature of the Obligor.

6.             RELEASE OF COLLATERAL; TERMINATION OF AGREEMENT.  Provided that no Event of Default under any of the Financing Agreements has then occurred and is continuing, upon the earlier of (a) delivery of the Vessel (as defined in the Shipbuilding Contract) to the Obligor and (b) delivery of a written Notice of Termination of Security Interest from the Obligor to the Collateral Agent in substantially the form set forth as Exhibit A hereto (which the Obligor may deliver to the Collateral Agent at any time in its sole discretion with or without the occurrence or happening of any event and without any further action on the part of any party hereto, but, as an abundance of caution, subject to the proviso at the beginning of this sentence), the Security Interest in the Collateral shall be automatically terminated and released, and this Security Agreement shall automatically terminate and no longer be of any force or effect without any further action of any party.  The Collateral Agent agrees, at the sole expense of the Obligor, to promptly file UCC amendments and execute and deliver any other documents or instruments reasonably requested by Obligor to evidence the termination of the Security Interest so released.

7.             RIGHTS AND REMEDIES OF THE SECURED PARTIES UPON EVENT OF DEFAULT.

7.1          Effect of Event of Default Remedies.  If any Event of Default described in the Financing Documents shall occur and be continuing, the Collateral Agent shall have all of the rights, powers and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code of the state in which such rights, powers and remedies are asserted.

7.2          Application of Proceeds.  Subject to the rights of any prior secured party, any proceeds received by the Secured Parties in respect of any sale of collection from, or other realization upon all or any part of the Collateral following the occurrence of an Event of Default shall be applied as set forth in the Intercreditor Agreement.

7.3          Notice.  Any notice required to be given by the Collateral Agent of a sale, lease, or other disposition of Collateral, or any other intended action by the Collateral Agent, which is sent pursuant to Section 11 hereof at least ten (10) days prior to such proposed action, or such longer period as shall be specified by applicable law, shall constitute commercially reasonable and fair notice thereof to the Obligor.

8.             REMEDIES NOT EXCLUSIVE; FORECLOSURES.  No right or remedy hereunder is exclusive of any other right or remedy.  Each and every right and remedy shall be cumulative and shall be in addition to and without prejudice to every other remedy given hereunder, under any other agreement between the Obligor and the Collateral Agent or now or hereafter existing at law or in equity, and may be exercised from time to time as often as deemed expedient, separately or concurrently.  The giving, taking or enforcement of or execution against any other or additional security, collateral, or guaranty for the payment of the Guaranty Obligations shall not operate to prejudice, waive or affect any rights, powers or remedies hereunder, nor shall the Collateral Agent be required to first look to, enforce, exhaust or execute against such other or additional security, or guarantees prior to so acting against the Collateral.  The Collateral Agent may foreclose on or execute against the items of Collateral in such order as the Collateral Agent may, in its sole and unfettered discretion, determine.

9.             WAIVERS.  The failure or delay of the Collateral Agent to insist in any instances upon the performance of any of the terms, covenants or conditions of this Agreement or other Financing Documents, or to exercise any right, remedy or privilege herein or therein conferred, shall not impair or be construed as thereafter waiving any such covenants, remedies, conditions or provisions, but every such term, condition and covenant shall continue and remain in full force and effect; nor shall any waiver of an Event of Default suspend, waive or affect any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different type.

10.          SEVERABILITY.  Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective.  If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

11.          NOTICE.  All notices, demands and communications hereunder shall be in writing and shall be by messenger or overnight air courier, facsimile transmission, e-mail or United States mail and shall be deemed to have been given when delivered (or, if such day is not a business day, the next occurring business day) by messenger or overnight air courier, upon completion of facsimile transmission or e-mail (with, in each case, electronic confirmation of receipt) or two business days after deposit in the United States mail, registered or certified, with postage prepaid, addressed to the parties at the addresses set forth on the signature page hereof, or at such other address as any party shall have furnished to the other parties in writing in accordance with the requirements of this Section 11.

12.          GOVERNING LAW.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

13.          WAIVERS BY THE OBLIGOR.  Except as otherwise expressly provided in this Agreement or the other Financing Documents, the Obligor waives:  (i) presentment, demand, and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension, or renewal of any or all Financing Documents under or pursuant to which the Obligor may in any way be liable and hereby ratifies and confirms whatever the Collateral Agent or Secured Parties may do in this regard; (ii) notice prior to taking possession or control of Collateral or any bond or security that might be required by any court prior to allowing the Collateral Agent to exercise any remedies; (iii) the benefit of all valuation, appraisement, and exemption laws; (iv) any right to require the Collateral Agent to proceed against any other person or collateral held from any other person; (v) any right to require the Collateral Agent to pursue any other remedy in the Collateral Agent’s power whatsoever; or (vi) any defense arising out of any election by Collateral Agent to exercise or not exercise any right or remedy it may have against the Obligor, any other person or any security held by it, even though such election operates to impair or extinguish any right of reimbursement to subrogation or other right or remedy of the Obligor against any other person or any such security.

14.          ADDITIONAL SECURED PARTIES.  If any Loan Party enters into any other Note Purchase Agreement (as defined in the Credit Agreement), then, upon written notice by the Obligor to the Collateral Agent and the Secured Parties, the holders of the indebtedness under such Note Purchase Agreements shall become additional Secured Parties (each, an “Additional Secured Party”) hereunder.  Effective upon such notice, each Additional Secured Party shall have the same rights and obligations as the other Secured Parties hereunder and the term “Secured Parties” as used herein shall be deemed to include each such Additional Secured Party.  Notwithstanding Section 15.2, no consent of the Collateral Agent or any Secured Party shall be necessary to add such holders as additional Secured Parties.

15.          MISCELLANEOUS.  The Obligor agrees that the following shall govern the interpretation and enforcement of this Agreement:

15.1        Binding on Successors.  This Agreement shall be binding upon the Obligor, the administrators, successors and assigns of the Obligor, and shall inure to the benefit of and be enforceable by the Collateral Agent, its successors, transferees and assigns.

15.2        No Oral Modifications.  None of the terms or provisions of this Agreement may be waived, altered, modified, limited or amended except pursuant to the agreement thereto of the parties hereto in writing.

15.3        Section Titles.  The section titles contained in this Agreement are merely for convenience and shall be without substantive meaning or content.

15.4        Construction.  The word “including” shall have the inclusive meaning represented by the phrase “including without limitation.”  Unless the context of this Agreement clearly otherwise requires, the word “or” shall have the meaning represented by the phrase “and/or,” references to the plural include the singular and references to the singular include the plural.

16.          WAIVER OF JURY TRIAL.  The Obligor and the Collateral Agent each irrevocably and unconditionally waive trial by jury in any action or proceeding relating to this Agreement or any other Financing Document and for any counterclaim therein.

IN WITNESS WHEREOF, this Agreement is executed and delivered as of the date first set forth above.

OBLIGOR:

MATSON NAVIGATION COMPANY, INC.
a Hawaii corporation

By:
Name: [M. J. Cox]
Title: [President and Chief Executive Officer]

Address:
555 12th Street, 8th Floor
Oakland, CA 94067
Attention: Chief Financial Officer
Email:
Fax:

COLLATERAL AGENT:
BANK OF AMERICA, N.A.

By:
Name:
Title:

Address:
Bank of America, N.A.
Port Orchard BC
1497 Olney Ave. SE
Port Orchard, WA 98366-4035
Email: brenda.schriner@baml.com
Fax: 415.343.0557

1

Schedule I

Legal Name, Type of Organization and Jurisdiction of Organization

Matson Navigation Company, Inc., a Hawaii corporation

1

Exhibit A

Notice of Termination of Security Interest

[                ], 20[   ]

[Address of Collateral Agent]

Re:          Security Agreement dated [                ], 20[  ] (Vessel Type Aloha Class — Hull No. 29) (the “Security Agreement”) between Matson Navigation Company, Inc. (the “Company”) and Bank of America, N.A as Collateral Agent

Ladies and Gentlemen:

The Company hereby notifies you that, effective as of the date hereof, the Security Interest (as defined in the Security Agreement) is terminated.

Very truly yours,

MATSON NAVIGATION COMPANY, INC.
a Hawaii corporation

By:
Name:
Title:

1

Exhibit C-4

[FORM OF]

SECURITY AGREEMENT

Vessel Type Aloha Class — Hull No. 30

SECURITY AGREEMENT dated                       , 20  , between Matson Navigation Company, Inc. (the “Obligor”) and Bank of America, N.A., in its capacity as Collateral Agent (“Collateral Agent”) for the benefit of the Secured Parties (as defined below).

Reference is made to (i) the Credit Agreement dated as of June 4, 2012 (the “Credit Agreement”) among the Obligor, Bank of America, N.A., as administrative agent, and the lenders party thereto (together with their respective successors, transferees and assigns, the “Lenders”), as modified by that certain Assignment and Assumption Agreement dated as of June 28, 2012 among Alexander & Baldwin Holdings, Inc., the Obligor and Bank of America, N.A. and as amended by that certain First Amendment to Credit Agreement dated as of July [29], 2015, (ii) Second Amended and Restated Note Agreement dated as of June 4, 2012 (the “Prudential Note Agreement”) by and among the Obligor and certain purchasers party thereto (together with their respective successors, transferees and assigns, the “Prudential Purchasers”), as modified by that certain Company Assignment, Assumption and Release Agreement dated as of June 29, 2012 among Matson, Inc., the Obligor and the purchasers party thereto, and as amended by that certain Amendment to Second Amended and Restated Note Agreement dated as of July [29], 2015, (iii) the Guaranty Agreement dated as of June 28, 2012 (the “Credit Agreement Guaranty”) executed by  the Obligor, Matson Logistics, Inc., Matson Terminals, Inc. and Matson Ventures, Inc.(3) (collectively, the “Guarantors”), (iv) the Multiparty Guaranty dated as of June 29, 2012 (the “Prudential Guaranty”) executed by the Guarantors, (v) the Multiparty Guaranty dated as of January 28, 2014 (the “NYL Guaranty” and, together with the Credit Agreement Guaranty and the Prudential Guaranty, the “Guaranties”) executed by the Guarantors, (vi) the Note Agreement dated as of November 5, 2013 (the “NYL Note Agreement” and, collectively with the Credit Agreement and the Prudential Note Agreement, the “Financing Agreements”)(4) by and among Matson, Inc. and the purchasers party thereto (together with their respective successors, transferees and assigns, the “NYL Purchasers” and, collectively with the Lenders and the Prudential Purchasers, the “Secured Parties”), as amended by that certain First Amendment to Note Purchase Agreement dated as of July [29], 2015 and (vii) the Intercreditor and Collateral Agency Agreement dated as of the date hereof among the Secured Parties and the Collateral Agent (the “Intercreditor Agreement”).

1.             GENERAL DEFINITIONS.

1.1          As used herein, “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

1.2          All capitalized terms contained in this Agreement, but not specifically defined in this Agreement, shall have the meanings provided by the UCC to the extent the same are used or defined therein.

(3)           To be updated for any additional guarantors.

(4)           To be updated for any additional Note Purchase Agreements and related guaranties.

2

2.             OBLIGATIONS SECURED.  The Collateral (as defined below) shall secure any and all obligations of the Obligor to or for the benefit of the Secured Parties under the Guaranties, whether now existing or hereafter arising, joint or several, absolute or contingent, liquidated or unliquidated, and however arising (all such indebtedness, obligations and liabilities of the Obligor under the Guaranties being collectively referred to herein as the “Guaranty Obligations”; and the Financing Agreements, together with any agreement, instrument, guaranty or other document now or hereafter evidencing or securing any of the Guaranty Obligations, being collectively referred to herein as the “Financing Documents”).

3.             GRANT OF SECURITY INTEREST.  To secure the punctual payment and performance of the Guaranty Obligations when due (whether at the stated maturity, by acceleration, demand or otherwise), the Obligor effective as of the date hereof (the “Granting Date”) hereby grants to the Collateral Agent for the benefit of the Secured Parties a security interest in and to, and a lien upon (the “Security Interest”), all right, title and interest of the Obligor in and to the following property, whether now owned and existing or hereafter acquired or arising, and wherever located (collectively, the “Collateral”):

(a)           that certain Shipbuilding Contract (Vessel Type Aloha Class — Hull No. 30) by and between Aker Philadelphia Shipyard, Inc. and Matson Navigation Company, Inc. dated as of November 6, 2013 (the “Shipbuilding Contract”);

(b)           any personal property assets constituting (i) work in process under the Shipbuilding Contract, including without limitation, the applicable partially-constructed vessel, (ii) Buyer’s Supplies (as defined in the Shipbuilding Contract), and (iii) any Goods, Inventory and material the Obligor has title to under the Shipbuilding Contract; and

(c)           all Proceeds of any of such property in whatever form, whether derived from voluntary or involuntary disposition, all products of any of such property, all renewals, replacements, substitutions, and additions to or from any such property..

The Security Interest created herein shall be subject to any applicable restriction to the creation of a Security Interest to the extent that such restriction is not made ineffective by UCC Sections 9-406, 9-407, 9-408, or 9-409.

4.             REPRESENTATIONS AND WARRANTIES.  The Obligor represents and warrants that:

4.1          Authority.  The Obligor has full power and authority to grant security interests in the Collateral, to execute and deliver this Agreement, and to perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person except as may have been specifically disclosed to the Secured Parties in writing.

4.2          Information Regarding Names.  The Obligor has disclosed to the Secured Parties in Schedule I hereto complete and correct information regarding the Obligor’s exact legal name, type of organization and jurisdiction of incorporation.

3

5.             COVENANTS AND AGREEMENTS OF THE OBLIGOR.  The Obligor covenants and agrees as follows:

5.1          Information Regarding Names.  At least 10 days (or such shorter period of time approved in writing by the Collateral Agent) before changing its name or adopting a new name, the Obligor shall give written notice to the Collateral Agent of any new name of the Obligor.

5.2          Further Assurances and Authority of Collateral Agent.  The Obligor shall from time to time on and after the Granting Date execute, deliver, file and record all such further agreements, instruments, financing statements, notices and other documents (including any information necessary to update Schedule I hereto) as may be reasonably requested by the Collateral Agent to perfect or preserve the Security Interest, to enable the Collateral Agent to notify any third parties of the existence of the Collateral Agent’s Security Interest, or otherwise to carry out the intent of this Agreement.  On and after the Granting Date, the Obligor authorizes the Collateral Agent to file financing statements where desirable in the Collateral Agent’s judgment to perfect the Security Interest under the UCC without the signature of the Obligor.

6.             RELEASE OF COLLATERAL; TERMINATION OF AGREEMENT.  Provided that no Event of Default under any of the Financing Agreements has then occurred and is continuing, upon the earlier of (a) delivery of the Vessel (as defined in the Shipbuilding Contract) to the Obligor and (b) delivery of a written Notice of Termination of Security Interest from the Obligor to the Collateral Agent in substantially the form set forth as Exhibit A hereto (which the Obligor may deliver to the Collateral Agent at any time in its sole discretion with or without the occurrence or happening of any event and without any further action on the part of any party hereto, but, as an abundance of caution, subject to the proviso at the beginning of this sentence), the Security Interest in the Collateral shall be automatically terminated and released, and this Security Agreement shall automatically terminate and no longer be of any force or effect without any further action of any party.  The Collateral Agent agrees, at the sole expense of the Obligor, to promptly file UCC amendments and execute and deliver any other documents or instruments reasonably requested by Obligor to evidence the termination of the Security Interest so released.

7.             RIGHTS AND REMEDIES OF THE SECURED PARTIES UPON EVENT OF DEFAULT.

7.1          Effect of Event of Default Remedies.  If any Event of Default described in the Financing Documents shall occur and be continuing, the Collateral Agent shall have all of the rights, powers and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code of the state in which such rights, powers and remedies are asserted.

7.2          Application of Proceeds.  Subject to the rights of any prior secured party, any proceeds received by the Secured Parties in respect of any sale of collection from, or other realization upon all or any part of the Collateral following the occurrence of an Event of Default shall be applied as set forth in the Intercreditor Agreement.

7.3          Notice.  Any notice required to be given by the Collateral Agent of a sale, lease, or other disposition of Collateral, or any other intended action by the Collateral Agent, which is sent pursuant to Section 11 hereof at least ten (10) days prior to such proposed action, or such longer period as shall be specified by applicable law, shall constitute commercially reasonable and fair notice thereof to the Obligor.

8.             REMEDIES NOT EXCLUSIVE; FORECLOSURES.  No right or remedy hereunder is exclusive of any other right or remedy.  Each and every right and remedy shall be cumulative and shall be in addition to and without prejudice to every other remedy given hereunder, under any other agreement

4

between the Obligor and the Collateral Agent or now or hereafter existing at law or in equity, and may be exercised from time to time as often as deemed expedient, separately or concurrently.  The giving, taking or enforcement of or execution against any other or additional security, collateral, or guaranty for the payment of the Guaranty Obligations shall not operate to prejudice, waive or affect any rights, powers or remedies hereunder, nor shall the Collateral Agent be required to first look to, enforce, exhaust or execute against such other or additional security, or guarantees prior to so acting against the Collateral.  The Collateral Agent may foreclose on or execute against the items of Collateral in such order as the Collateral Agent may, in its sole and unfettered discretion, determine.

9.             WAIVERS.  The failure or delay of the Collateral Agent to insist in any instances upon the performance of any of the terms, covenants or conditions of this Agreement or other Financing Documents, or to exercise any right, remedy or privilege herein or therein conferred, shall not impair or be construed as thereafter waiving any such covenants, remedies, conditions or provisions, but every such term, condition and covenant shall continue and remain in full force and effect; nor shall any waiver of an Event of Default suspend, waive or affect any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different type.

10.          SEVERABILITY.  Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective.  If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

11.          NOTICE.  All notices, demands and communications hereunder shall be in writing and shall be by messenger or overnight air courier, facsimile transmission, e-mail or United States mail and shall be deemed to have been given when delivered (or, if such day is not a business day, the next occurring business day) by messenger or overnight air courier, upon completion of facsimile transmission or e-mail (with, in each case, electronic confirmation of receipt) or two business days after deposit in the United States mail, registered or certified, with postage prepaid, addressed to the parties at the addresses set forth on the signature page hereof, or at such other address as any party shall have furnished to the other parties in writing in accordance with the requirements of this Section 11.

12.          GOVERNING LAW.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

13.          WAIVERS BY THE OBLIGOR.  Except as otherwise expressly provided in this Agreement or the other Financing Documents, the Obligor waives:  (i) presentment, demand, and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension, or renewal of any or all Financing Documents under or pursuant to which the Obligor may in any way be liable and hereby ratifies and confirms whatever the Collateral Agent or Secured Parties may do in this regard; (ii) notice prior to taking possession or control of Collateral or any bond or security that might be required by any court prior to allowing the Collateral Agent to exercise any remedies; (iii) the benefit of all valuation, appraisement, and exemption laws; (iv) any right to require the Collateral Agent to proceed against any other person or collateral held from any other person; (v) any right to require the Collateral Agent to pursue any other remedy in the Collateral Agent’s power whatsoever; or (vi) any defense arising out of any election by Collateral Agent to exercise or not exercise any right or remedy it may have against the Obligor, any other person or any security held by it, even though such election operates to impair or extinguish any right of reimbursement to subrogation or other right or remedy of the Obligor against any other person or any such security.

5

14.          ADDITIONAL SECURED PARTIES.  If any Loan Party enters into any other Note Purchase Agreement (as defined in the Credit Agreement), then, upon written notice by the Obligor to the Collateral Agent and the Secured Parties, the holders of the indebtedness under such Note Purchase Agreements shall become additional Secured Parties (each, an “Additional Secured Party”) hereunder.  Effective upon such notice, each Additional Secured Party shall have the same rights and obligations as the other Secured Parties hereunder and the term “Secured Parties” as used herein shall be deemed to include each such Additional Secured Party.  Notwithstanding Section 15.2, no consent of the Collateral Agent or any Secured Party shall be necessary to add such holders as additional Secured Parties.

15.          MISCELLANEOUS.  The Obligor agrees that the following shall govern the interpretation and enforcement of this Agreement:

15.1        Binding on Successors.  This Agreement shall be binding upon the Obligor, the administrators, successors and assigns of the Obligor, and shall inure to the benefit of and be enforceable by the Collateral Agent, its successors, transferees and assigns.

15.2        No Oral Modifications.  None of the terms or provisions of this Agreement may be waived, altered, modified, limited or amended except pursuant to the agreement thereto of the parties hereto in writing.

15.3        Section Titles.  The section titles contained in this Agreement are merely for convenience and shall be without substantive meaning or content.

15.4        Construction.  The word “including” shall have the inclusive meaning represented by the phrase “including without limitation.”  Unless the context of this Agreement clearly otherwise requires, the word “or” shall have the meaning represented by the phrase “and/or,” references to the plural include the singular and references to the singular include the plural.

16.          WAIVER OF JURY TRIAL.  The Obligor and the Collateral Agent each irrevocably and unconditionally waive trial by jury in any action or proceeding relating to this Agreement or any other Financing Document and for any counterclaim therein.

6

IN WITNESS WHEREOF, this Agreement is executed and delivered as of the date first set forth above.

OBLIGOR:

MATSON NAVIGATION COMPANY, INC.
a Hawaii corporation

By:
Name: [M. J. Cox]
Title: [President and Chief Executive Officer]

Address:
555 12th Street, 8th Floor
Oakland, CA 94067
Attention: Chief Financial Officer
Email:
Fax:

COLLATERAL AGENT:
BANK OF AMERICA, N.A.

By:
Name:
Title:

Address:
Bank of America, N.A.
Port Orchard BC
1497 Olney Ave. SE
Port Orchard, WA 98366-4035
Email: brenda.schriner@baml.com
Fax: 415.343.0557

1

Schedule I

Legal Name, Type of Organization and Jurisdiction of Organization

Matson Navigation Company, Inc., a Hawaii corporation

1

Exhibit A

Notice of Termination of Security Interest

[                ], 20[   ]

[Address of Collateral Agent]

Re:          Security Agreement dated [                ], 20[  ] (Vessel Type Aloha Class — Hull No. 30) (the “Security Agreement”) between Matson Navigation Company, Inc. (the “Company”) and Bank of America, N.A as Collateral Agent

Ladies and Gentlemen:

The Company hereby notifies you that, effective as of the date hereof, the Security Interest (as defined in the Security Agreement) is terminated.

Very truly yours,

MATSON NAVIGATION COMPANY, INC.
a Hawaii corporation

By:
Name:
Title:

1